UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63897-P26230 INNOVATIVE SOLUTIONS AND SUPPORT, INC. 2025 Annual Meeting Vote by April 16, 2025 11:59 PM ET BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O INNOVATIVE SOLUTIONS AND SUPPORT, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in INNOVATIVE SOLUTIONS AND SUPPORT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 17, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 3, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 17, 2025 10:00 a.m. local time At the Company’s corporate offices 720 Pennsylvania Drive Exton, Pennsylvania 19341

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
2025 Annual Meeting
Vote by April 16, 2025
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of each of Messrs. Shahram Askarpour, Roger A. Carolin, Glen R. Bressner, Garry Dean, Stephen L. Belland and Ms. Denise L. Devine as directors of the Company for a term of one year.	
	Nominees:	
1a.	Shahram Askarpour	For
1b.	Roger A. Carolin	For
1c.	Glen R. Bressner	For
1d.	Garry Dean	For
1e.	Stephen L. Belland	For
1f.	Denise L. Devine	For
2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V63900-P26121